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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                ________________

                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


Date of report (Date of earliest event reported):    January 30, 2003


                                 ENVIROGEN, INC.
                                 ---------------
               (Exact Name of Registrant as Specified in Charter)


       Delaware                            0-20404                    22-2899415
       -------------------------------------------------------------------------
       (State or Other Jurisdiction       (Commission              (IRS Employer
       of Incorporation)                  File Number)       Identification No.)


      4100 Quakerbridge Road
     Lawrenceville, New Jersey                             08648
------------------------------------                       -----
(Address of Principal Executive Offices)                 (Zip Code)



Registrant's telephone number, including area code  (609) 936-9300
                                                    --------------

                                 Not Applicable
                                 --------------
          (Former Name or Former Address, if Changed Since Last Report)

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ITEM 5.  Other Events

       On January 31, 2003, Envirogen, Inc. ("Envirogen") issued a press release announcing that it has entered into an Agreement and Plan of Merger dated as of January 30, 2003 (the "Merger Agreement") with Shaw Environmental & Infrastructure, Inc., a Louisiana corporation ("Shaw Environmental"), and Tonic Acquisition Corporation, a Delaware corporation and wholly-owned subsidiary of Shaw Environmental ("Tonic"), pursuant to which Shaw Environmental has agreed to pay $0.90 per share for each outstanding share of Envirogen common stock. The Merger Agreement contemplates that, subject to the approval of Envirogen's stockholders and other customary closing conditions, Tonic will be merged with and into Envirogen. As a result, Envirogen would become a wholly-owned subsidiary of Shaw Environmental. A copy of the Merger Agreement is attached hereto as Exhibit 2.1.

       In connection with the Merger Agreement, certain stockholders of Envirogen, who collectively own in excess of 33% of the outstanding shares of Envirogen common stock, have entered into a Voting Agreement dated as of January 30, 2003 (the "Voting Agreement") with Shaw Environmental and Envirogen pursuant to which, among other things, each such stockholder has agreed to vote in favor of the merger. A copy of the Voting Agreement is attached hereto as Exhibit 2.2.

       Envirogen intends to file with the Securities and Exchange Commission and mail to its stockholders a proxy statement containing information about the merger.

       The foregoing summary description of the Merger Agreement and the Voting Agreement do not purport to be complete and are qualified in their entirety by reference to the Merger Agreement attached hereto as Exhibit 2.1 and the Voting Agreement attached hereto as Exhibit 2.2.

       A copy of Envirogen's press release is attached as Exhibit 99.1 hereto.

ITEM 7.  Financial Statements, Pro Forma Financial Statements and Exhibits.

       (c) Exhibits

       Exhibit Number          Description

       2.1 Agreement and Plan of Merger dated as of January 30, 2003 by and among Envirogen, Inc., Shaw Environmental & Infrastructure, Inc. and Tonic Acquisition Corporation (Schedules and Exhibits to this Agreement have been omitted from this filing and will be furnished supplementally to the Securities and Exchange Commission upon request.)

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       2.2                     Voting Agreement dated as of January 30, 2003 by
                               and among Envirogen, Inc., Shaw Environmental & Infrastructure, Inc. and certain stockholders of Envirogen

       99.1                    Press Release dated January 31, 2003

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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: January 31, 2003                         ENVIROGEN, INC.

                                                By: /s/ Robert S. Hillas
                                                   -----------------------------
                                                Robert S. Hillas
                                                President and Chief Executive
                                                Officer

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                                  EXHIBIT INDEX

Exhibit Number          Description

2.1 Agreement and Plan of Merger dated as of January 30, 2003 by and among Envirogen, Inc., Shaw Environmental & Infrastructure, Inc. and Tonic Acquisition Corporation (Schedules and Exhibits to this Agreement have been omitted from this filing and will be furnished supplementally to the Securities and Exchange Commission upon request.)

2.2 Voting Agreement dated as of January 30, 2003 by and among Envirogen, Inc., Shaw Environmental & Infrastructure, Inc. and certain stockholders of Envirogen

99.1                    Press Release dated January 31, 2003